EXHIBIT 10 (c)

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 1994

AMENDED AND RESTATED NOTE



$1,950,000.00                                              December 12, 1991
                          First Amendment and Restatement September 16, 1992
                              Second Amendment and Restatement June 30, 1994


	On or before December 31, 1996 (hereinafter referred to as "Due Date"), the undersigned (the "Company") for value received, promises to pay to the order of THE FIFTH THIRD BANK
(hereinafter referred to as "Bank" or "Holder") at its main office in Cincinnati, Ohio, the sum of $1,950,000 (hereinafter referred to as the "Borrowing").

	The principal amount outstanding hereunder shall bear interest at a rate per annum equal to the "Prime Rate" (the rate announced by Bank from time to time) minus one-half of one percent (.5%) on the above effective date hereof. In the event of a change in the said Prime Rate, such change shall become immediately effective.

	So long as no event of default has occurred, the term of this Note may be extended for seven (7) additional one year periods as long as Borrower requests such extension at least thirty (30) days prior to the then existing maturity date hereof and Bank consents to each such extension in writing which consent shall be granted or denied in Bank's sole discretion.

	The principal amount of this Note, if extended beyond its original term, shall be payable in 15 semi-annual installments, the first 14 installments shall be due as follows:


    Due Date 	                       Principal Amount
-------------------                  ----------------
December 31, 1994 	                      $130,000
December 31, 1997                   	    $130,000
June 30, 1995 	                          $130,000
June 30, 1998 	                          $130,000
December 31, 1995 	                      $130,000
December 31, 1998 	                      $130,000
June 30, 1996                   	        $130,000
June 30, 1999                           	$130,000
December 31, 1996 	                      $130,000
December 31, 1999                       	$130,000
June 30, 1997                           	$130,000
June 30, 2000                           	$130,000
December 31, 2000                       	$130,000
June 30, 2001                           	$130,000


	In the event this Note is extended beyond its original term, the 15th and final installment shall be due and payable on December 31, 2001, and shall be in the amount of all unpaid principal and accrued interest. Accrued interest shall be billed and payable quarterly in arrears, on the first day of each calendar quarter commencing October 1, 1994. Nothing contained herein shall be deemed to be a commitment by the Bank to extend the term of this Note beyond December 31, 1996.

	This Note shall be secured by 16,000 shares (100%) of common stock of The First National Bank of Southeastern Ohio, pursuant to a Pledge Agreement dated of even date herewith.

	The undersigned covenants and agrees with respect to itself and its subsidiaries that from the date hereof and while this Note of the undersigned shall be outstanding, it will:

	(a) Maintain efficient accounting and cost records in accordance with sound accounting practice; and furnish to the Bank not later than ninety (90) days after the close of its fiscal year and audited financial report of the undersigned and its subsidiaries in detail prepared in accordance with generally accepted accounting principles, consistently applied, by an independent public accountant acceptable to the Bank showing in form and detail satisfactory to the Bank the financial condition and results of operations of the undersigned and its subsidiaries and quarterly balance sheets and operating statements as prepared by the undersigned's own accounting department for the Company and certified by an officer of the undersigned to be correct, not later than thirty (30) days after the close of each quarter (except the last quarter of the undersigned's fiscal year) and furnish such additional information as the Bank may deem necessary and from time to time request;

	(b) Permit the Bank or such persons as the Bank may designate to visit and inspect any of the properties of the undersigned or its subsidiaries, examine the books of account and review the affairs, finances and accounts of the undersigned or any subsidiary with its officers, all at the Bank's expense and at reasonable times; and

	(c) Maintain ownership of the stock of the undersigned such that no change occurs in the owners currently holding the majority thereof.



EVENTS OF DEFAULT

	This obligation, and all other obligations of the undersigned to Holder, shall be and become immediately due and payable at the option of the Holder, without any demand or notice whatsoever, upon the occurrence of any of the following described events, each of which shall constitute a default:

	1.	Any failure to make any payment when due of the principal or interest on this obligation, or the occurrence of any Event of Default
as therein defined on any other obligation for borrowed	money of the
undersigned.

	2.	The death or dissolution of the undersigned or, if the undersigned is a partnership, the death or dissolution of a general partner.

	3.	Any failure to submit to Holder current financial information upon request.

	4.	The creation of any lien (except the lien to Bank herein
created) or the issuance of an attachment against any of the property of, or the entry of a judgment against, the undersigned.

	5.	In the reasonable judgment of Holder, any adverse change occurs in the ability of the undersigned to repay this debt, or the Holder deems itself reasonably insecure.

	6.	An assignment for the benefit of the creditors of, or the commencement
of any bankruptcy,			receivership, insolvency, reorganization, or
liquidation proceedings by or against the undersigned or any endorser or guarantor hereof.

	7.	The institution of any garnishment proceedings by attachment, levy or otherwise against any deposit balance maintained or any property deposited with the Holder hereof by the undersigned or any endorser or guarantor hereof.

	8.	Holder has reasonably called for additional security and the undersigned has not furnished satisfactory additional security on demand.


	Upon the occurrence of any Event of Default herein described, Holder may, at its option and with 10 days notice to the undersigned, (except that such notice period shall not be applicable to an Event of Default occurring pursuant to paragraph 1 above) declare this note and all other liabilities of the undersigned, to be fully due and payable in their aggregate amount together with accrued interest.

	In addition to any other remedy permitted by law, the Holder shall have a lien on and a security interest in the deposit balance of any of the undersigned, and may at any time, without notice, apply the same to this Note or such other liabilities, whether due or not, and Holder may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings. Notwithstanding any other legal or equitable rights of Holder, Holder, in the event of default, is (a) hereby irrevocably appointed and constituted attorney in fact, with full power of substitution, to exercise all rights of ownership with respect to Collateral including, but not limited to, the right to collect all income or other distribution arising from and to exercise all voting rights connected with Collateral; and (b) is hereby given full power to collect, sell, assign, transfer and deliver all of said
Collateral or any part thereof, or any substitutes therefore, or any additions thereto, through any private or public sale without either demand or notice to the undersigned, or any advertisement, the same being hereby expressly waived, at which sale Holder is authorized to purchase said property or any part thereof, free from any right of redemption on the part of the undersigned, which is hereby expressly waived and released. In case of sale for any cause, after deducting all costs and expenses of every kind, Holder may apply, as it shall deem proper, the residue to the proceeds of such sale toward the payment of any one or more or all of the liabilities of the undersigned, whether due or not due, to Holder, after such application and the return of any surplus, the undersigned agrees to be and remains liable to Holder for any and every deficiency after application as aforesaid upon this and any other liability.

	If this Note is not paid in full at maturity (whether by acceleration or otherwise) or within ten (10) days thereafter, Holder may increase the above stated interest rate by 6%. Under no circumstances shall said interest rate be raised to a rate which shall be in excess of the maximum rate of interest allowable under the state and/or federal usury laws in force at the time of such change.



WAIVER

	No failure on the part of the Holder to exercise any of its rights hereunder shall be deemed a waiver of any such rights or of any default. Demand, presentment, protest, notice of dishonor and notice of default are hereby waived. The undersigned agrees to pay all costs of collection, including reasonable attorneys fees, upon default.

	IN WITNESS WHEREOF, the undersigned has caused its name to be signed by its duly authorized officers as of the date hereof.


              PEOPLES BANCORP, INC.

              By:  /s/  JOHN W. CONLON
              John W. Conlon
              Its:  Chief Financial Officer






RESOLUTION


	RESOLVED, that Peoples Bancorp Inc. hereby consents to the issuance of a renewal of the Term Note in the sum of $1,950,000.00 to Fifth Third Bank with interest at the current rate of 6.75%, at Fifth Third Prime minus 50 basis points, variable. Said note shall be for a term of two and one-half (2
1/2) years.

	FURTHER RESOLVED, that Robert E. Evans, President and Chief Executive Officer, and John W. Conlon, Chief Financial Officer, separately or jointly, shall be, and hereby are, authorized and directed to execute in the name and on behalf of the Corporation the Term Note with Fifth Third Bank with such changes therein or additions thereto as the officers signing the same and counsel deem advisable.


            /s/  ROBERT E. EVANS
            Robert E. Evans, President and Chief Executive Officer


            /s/  JOHN W. CONLON
            John W. Conlon
            Chief Financial Officer





	I certify that the forgoing was adopted by the Board of Directors of Peoples Bancorp Inc., was enacted in accordance with the By-Laws of said Corporation and recorded in its minutes at a meeting of said Board at which a quorum was present on the 16th day of June, 1994.



                   /s/ RUTH I. OTTO
                   Ruth I. Otto
                   Corporate Secretary